COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2013
COMMITMENTS AND CONTINGENCIES
COMMITMENTS AND CONTINGENCIES

12. COMMITMENTS AND CONTINGENCIES

As part of its ongoing business and operations, the Company has been required to provide assurance in the form of letters of credit for environmental and site restoration costs, custom credits, government grants and other general corporate purposes. As at December 31, 2013, the total amount of these guarantees was $174.3 million.

Certain of the Company's properties are subject to royalty arrangements. The following are the most significant royalty arrangements:

The Company has a royalty agreement with the Finnish government relating to the Kittila mine. Starting 12 months after Kittila mine operations commenced, the Company is required to pay 2.0% on net smelter returns, defined as revenue less processing costs. The royalty is paid on a yearly basis the following year.

The Company is committed to pay a royalty on production from certain properties in the Abitibi area. The type of royalty agreements include, but are not limited to, net profits interest royalties and net smelter return royalties, with percentages ranging from 2.5% to 5.0%.

The Company is committed to pay a royalty on production from certain properties in the Pinos Altos mine area. The type of royalty agreements include, but are not limited to, net profits interest royalties and net smelter return royalties, with percentages ranging from 2.5% to 3.5%.

The Company regularly enters into various earn-in and shareholder agreements, often with commitments to pay net smelter return and other royalties.

The Company had the following purchase commitments as at December 31, 2013:

Purchase Commitments

2014	$13,023

2015	8,373

2016	5,832

2017	4,290

2018	4,290

Thereafter	7,272

Total	$43,080